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                                                                     EXHIBIT 4.1

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
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C O M M O N   S T O C K                                                            C O M M O N   S T O C K
     No Par Value

                                        Radiant Systems, Inc.
                                                                                    CUSIP 75025N-10-2
                                                                                         -------------
                                                                                    SEE REVERSE FOR
                                                                                   CERTAIN DEFINITIONS

Incorporated Under The              THIS IS TO CERTIFY THAT SPECIMEN
       -Laws-                -----------------------------------------------
    Of The State             is the owner of
       -Of-                                 --------------------------------
     Georgia



                      FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

                Radiant Systems, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This
                certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

                     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


               Dated:
                     ------------------------

                -----------------------------                -------------------------------
                                    Secretary                        Chief Executive Officer
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        The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations as restrictions of such, preferences and/or rights. Such request may be made to the Corporation or the
Transfer Agent.

    THE FOLLOWING ABBREVIATIONS, WHEN USED IN THE INSCRIPTION ON THE FACE OF
    THIS CERTIFICATE, SHALL BE CONSTRUED AS THOUGH THEY WERE WRITTEN OUT IN FULL
    ACCORDING TO APPLICABLE LAWS OR REGULATIONS:
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
TEN COM  - AS TENANTS IN COMMON               UNIF GIFT MIN ACT-  _____________ CUSTODIAN _______________,
TEN ENT  - AS TENANTS BY THE ENTIRETIES                           (CUST)                  (MINOR)
JT TEN   - AS JOINT TENANTS WITH RIGHT OF                         UNDER THE UNIFORM GIFT TO MINORS
           SURVIVORSHIP AND NOT AS TENANTS                        ACT/(STATE)
           IN COMMON
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For value received, ____________________ hereby sell, assign and transfer unto

    PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE
    --------------------------------------
+-------------------------------------------+
|                                           |
+-------------------------------------------+


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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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                                                                         shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                       Attorney
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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:
----------------------------
                                        X
                                        ------------------------------------
                                        X
                                        ------------------------------------
(NOTICE:  THE SIGNATURE ON THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME
AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.)

Signature(s) Guaranteed

  By:
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     THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
     (BANKS, STOCK BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS
     WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO SEC RULE 17Ad-15.